Prospectus Supplement*
January 1, 1997
IDS Life Flexible Portfolio Annuity
S-6161 C (4/96)

Effective January 1, 1997, Putnam Capital Manager Trust will change its name to Putnam Variable Trust. PCM New Opportunities Fund will change its name to Putnam VT New Opportunities Fund. PCM New Opportunities Fund is one of the underlying funds offered in the IDS Life Flexible Portfolio Annuity.









































S-6161-11 A (1/97)
*Valid until next prospectus update

Destroy - May 1, 1997